Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Stephen J. Chesnut, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Overstock.com, Inc. on Form 10-Q for the quarter ended September 30, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that information contained in such Report fairly presents in all material respects the financial condition and results of operations of Overstock.com, Inc.

Date: October 29, 2010	/s/ Stephen J. Chesnut
	Name:	Stephen J. Chesnut
	Title:	Senior Vice President, Finance and Risk Management (principal financial officer)